EXHIBIT 99.1

AMC Diligence, LLC (“AMC”) Due Diligence Executive Summary

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) on a flow or mini-bulk basis by VMC Asset Pooler, LLC or its affiliates (the “Client”) through mortgage loan files reviewed on behalf of such parties or with results conveyed from another party to the Client via reliance letter. The Review, which includes reliance letter loans the time of an initial review performed for such party, was conducted from December 2019 through September 2021 on mortgage loans with origination dates from March 2011 through August 2021 via files imaged and provided by the Client for review. The Review includes loans that were reviewed both (i) directly for an affiliate of the Client and (ii) for correspondents with results conveyed to an affiliate of the Client by a reliance letter.

(2) Sample size of the assets reviewed.

The final population of the Review contained five hundred fifty-seven (557) mortgage loans totaling an aggregate original principal balance of approximately $304.779 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), Kroll Bond Rating Agency, LLC, and S&P Global Ratings.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	Coborrower Middle Name	Original CLTV
Amortization Term	Coborrower Self-Employed?	Original Interest Rate
Amortization Type	Contract Sales Price	Original Loan Amount
Appraisal As-Is Value	Doc Type	Original LTV
Appraisal Effective Date	First Payment Date	Original P&I
Appraised Value	Has FTHB	Original Term
Balloon Flag	Index Type	Origination Channel
Borrower Birth Date	Interest Only	Originator Loan Designation
Borrower First Name	Interest Only Period	PITIA Reserves Months
Borrower FTHB	Interest Rate Life Cap	PMI Company
Borrower Last Name	Interest Rate Life Floor	Prepayment Penalty Period (months)
Borrower Middle Name	Investor: Qualifying Total Debt Ratio	Product Description
Borrower Self-Employed?	Lender	Property Type
Borrower SSN	Lien Position	Purpose
Cash From Borrower	LTV Valuation Value	Refi Purpose
Cash To Borrower	Margin	Representative FICO
City	Maturity Date	State
Coborrower First Name	Neg Am	Street
Coborrower FTHB	Note Date	Total Cash-out
Coborrower Last Name	Occupancy	Zip

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements: review and methodology.

Of specific note, there were two hundred eighty-four (284) loans where the income was verified, and a DTI was calculated Credit and Compliance Scope. The Client’s program allowed for income documentation to be provided via bank statements, CPA letters and P&Ls. Within this securitization, thirty-three (33) mortgage loans utilized twenty-four (24) or more months of bank statements, fifty-six (56) mortgage loans utilized twelve (12) through twenty-three (23) months of bank statements, two (2) mortgage loans utilized twenty-four (24) or more months of P&L income, and ten (10) mortgage loans utilized twelve (12) months of P&L income. There was one (1) mortgage loan that was considered asset depletion loan. There were three (3) mortgage loans where the borrower was a foreign national and the income was verified. The rest of the loans were underwritten to tax returns, W-2s, 1099s or traditional methods of documentation with thirty-five (35) mortgage loans only having 12 months of income verification.

There were two hundred seventy-three (273) mortgage loans that are considered Business Purpose/Property Focused Investor Loans. Out of the two hundred seventy-three (273) mortgage loans, two hundred thirteen (213) mortgage loans had a DSCR calculation with the remaining sixty (60) mortgage loans not having components or required to do the DSCR calculation.

CREDIT AND COMPLIANCE SCOPE:

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt-to-income ratio as appropriate.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

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DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/ineligible decision where required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by the guidelines and not AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.

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▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields and verifying that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Gathering the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, AMC sums per the guidelines the principal and interest payment as well as the tax, insurance, and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

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With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

For the conforming Loan population additional valuation product was not required when the CU score provided was below 2.5. In the event the CU score was equal to or greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

(7) Compliance of the originator of the assets with federal, state, and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and

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vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

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vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

•	Initial application (1003);
•	Final application (1003);
•	Note;
•	Appraisal;
•	Sales contract;
•	Title/Preliminary Title;
•	Initial TIL;
•	Final TIL;
•	Final HUD-1;
•	Initial and final GFE’s;
•	Right of Rescission Disclosure;
•	Mortgage/Deed of Trust;
•	Mortgage Insurance;
•	Tangible Net Benefit Disclosure;
•	FACTA disclosures; and
•	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

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c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

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For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

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vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

■	Loan Estimates;
■	Closing Disclosures; and
■	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

Of the five hundred fifty-seven (557) mortgage loans reviewed, five hundred forty-four (544) mortgage loans (97.67%) received an overall “A” or “B” grade, five (5) mortgage loans (0.90%) received a “C”, and eight (8) mortgage loans (1.44%) received a property “D” grade because of Property Inspection Waivers used for valuation, but the loan was deemed GSE non-salable.

Overall Loan Grades (Kroll)
Final Loan Grade	# of Loans	% of Loans
A	162	29.08%
B	382	68.58%
C	5	0.90%
D	8	1.44%
Total	557	100.00%

Overall Loan Grades (S&P)
Final Loan Grade	# of Loans	% of Loans
A	166	29.80%
B	378	67.86%
C	5	0.90%
D	8	1.44%
Total	557	100.00%

COMPLIANCE RESULTS SUMMARY

Of the two hundred eighty-four (284) mortgage loans reviewed for compliance, two hundred seventy-three (273) mortgage loans (96.13%) of the Loans subjected to a Compliance Review received an “A” or “B” compliance grade. Eleven (11) mortgage loans (3.87%) received a “C” compliance grade because of eighteen (18) total exceptions.

Compliance Loan Grades (Kroll)
Final Loan Grade	# of Loans	% of Loans
A	83	29.23%

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B	190	66.90%
C	11	3.87%
Total	284	100.00%

Compliance Loan Grades (S&P)
Final Loan Grade	# of Loans	% of Loans
A	87	30.63%
B	186	65.49%
C	11	3.87%
Total	284	100.00%

CREDIT RESULTS SUMMARY

All five hundred fifty-seven (557) mortgage loans reviewed received an “A” or “B” credit grade, and two hundred fourteen (214) mortgage loans or 38.42% received an “A” credit grade.

Credit Loan Grades (Kroll & S&P)
Final Loan Grade	# of Loans	% of Loans
A	214	38.42%
B	343	61.58%
C	0	0.00%
Total	557	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Of the five hundred fifty-seven (557) mortgage loans reviewed, five hundred forty-nine (549) mortgage loans (98.56%) have a property grade of “B” or higher, and eight (8) mortgage loans (1.44%) received a property “D” grade because of Property Inspection Waivers used for valuation, but the loan was deemed GSE non-salable.

Property Loan Grades (Kroll)
Final Loan Grade	# of Loans	% of Loans
A	549	98.56%
B	0	0.00%
C	0	0.00%
D	8	1.44%
Total	557	100.00%

Property Loan Grades (S&P)
Final Loan Grade	# of Loans	% of Loans
A	548	98.38%
B	1	0.18%
C	0	0.00%
D	8	1.44%
Total	557	100.00%

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EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Kroll Final Exception Rating	Exception Category	Total
Compliance	C	TRID Defect	18
		Total Compliance Grade (C) Exceptions:	18
	B	ECOA	108
		TRID Defect	97
		GSE	35
		Federal HPML	27
		Missing Non-Required Data	23
		ATR/QM Defect	20
		RESPA	13
		State Defect	11
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	11
		State HPML	8
		ATR/QM	8
		TRID	6
		Missing Required Data (other than HUD-1 or Note)	5
		Misc. State Level	5
		Compliance	3
		Missing, Incorrect, or Incomplete Final or Initial 1003	2
		Missing Disclosure	2
		Flood	1
		Total Compliance Grade (B) Exceptions:	385
Total Compliance Exceptions:			403
Credit	B	Guideline	437
		Borrower and Mortgage Eligibility	81
		Credit	72
		Loan Package Documentation	62
		Income / Employment	60
		Missing Document	50
		Asset	35
		Insurance	30
		Appraisal Reconciliation	13
		Flood	11
		Employment	7
		Income	2
		Property - Appraisal	2
		1003	2

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		Hazard Insurance	1
		TRID	1
		Missing, Incorrect, or Incomplete Final or Initial 1003	1
		Title	1
		Total Credit Grade (B) Exceptions:	868
Total Credit Exceptions:			868
Property	D	Property - Appraisal	8
		Total Property Grade (D) Exceptions:	8
Total Property Exceptions:			8
Grand Total:			1,279

Exception Type	S&P Final Exception Rating	Exception Category	Total
Compliance	C	TRID Defect	18
		Total Compliance Grade (C) Exceptions:	18
	B	ECOA	108
		TRID Defect	97
		GSE	35
		Federal HPML	27
		Missing Non-Required Data	23
		ATR/QM Defect	16
		RESPA	13
		State Defect	11
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	11
		State HPML	8
		ATR/QM	8
		TRID	6
		Missing Required Data (other than HUD-1 or Note)	5
		Misc. State Level	5
		Compliance	3
		Missing, Incorrect, or Incomplete Final or Initial 1003	2
		Missing Disclosure	2
		Flood	1
		Total Compliance Grade (B) Exceptions:	381
Total Compliance Exceptions:			399
Credit	B	Guideline	437
		Borrower and Mortgage Eligibility	81
		Credit	72
		Loan Package Documentation	62
		Income / Employment	60
		Missing Document	50
		Asset	35
		Insurance	30

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		Appraisal Reconciliation	13
		Flood	11
		Employment	7
		Income	2
		Property - Appraisal	2
		1003	2
		Hazard Insurance	1
		TRID	1
		Missing, Incorrect, or Incomplete Final or Initial 1003	1
		Title	1
		Total Credit Grade (B) Exceptions:	868
Total Credit Exceptions:			868
Property	D	Property - Appraisal	8
		Total Property Grade (D) Exceptions:	8
	B	Appraisal Reconciliation	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			9
Grand Total:			1,276

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the five hundred fifty-seven (557) mortgage loans reviewed, five hundred thirteen (513) unique Loans had one thousand five hundred fifty-four (1,554) different tape discrepancies across forty-four (44) data fields (some Loans had more than one data delta). The largest variances were found on Product Description, Property Type and Borrower Last Name where the data tape information did not coincide with the documentation type found in the loan file.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	80	540	14.81%	557
Amortization Term	10	548	1.82%	557
Amortization Type	11	548	2.01%	557
Appraisal As-Is Value	1	1	100.00%	557
Appraisal Effective Date	18	316	5.70%	557
Appraised Value	46	539	8.53%	557
Balloon Flag	0	6	0.00%	557
Borrower Birth Date	1	1	100.00%	557
Borrower First Name	34	422	8.06%	557
Borrower FTHB	11	228	4.82%	557
Borrower Last Name	129	527	24.48%	557
Borrower Middle Name	0	5	0.00%	557
Borrower Self-Employed?	1	8	12.50%	557
Borrower SSN	30	346	8.67%	557
Cash From Borrower	57	538	10.59%	557
Cash To Borrower	89	275	32.36%	557
City	11	553	1.99%	557
Coborrower First Name	0	4	0.00%	557
Coborrower FTHB	0	4	0.00%	557
Coborrower Last Name	0	4	0.00%	557
Coborrower Middle Name	0	3	0.00%	557
Coborrower Self-Employed?	0	4	0.00%	557
Contract Sales Price	105	362	29.01%	557
Doc Type	19	214	8.88%	557
First Payment Date	34	528	6.44%	557
Has FTHB	1	6	16.67%	557
Index Type	3	15	20.00%	557
Interest Only	2	538	0.37%	557
Interest Only Period	0	52	0.00%	557
Interest Rate Life Cap	26	84	30.95%	557
Interest Rate Life Floor	43	76	56.58%	557
Investor: Qualifying Total Debt Ratio	77	282	27.30%	557
Lender	0	6	0.00%	557
Lien Position	0	547	0.00%	557
LTV Valuation Value	0	9	0.00%	557
Margin	8	76	10.53%	557
Maturity Date	17	451	3.77%	557
Neg Am	0	24	0.00%	557
Note Date	0	10	0.00%	557
Occupancy	4	555	0.72%	557
Original CLTV	41	554	7.40%	557
Original Interest Rate	2	555	0.36%	557
Original Loan Amount	2	555	0.36%	557
Original LTV	41	549	7.47%	557
Original P&I	13	437	2.97%	557
Original Term	3	547	0.55%	557
Origination Channel	0	8	0.00%	557
Originator Loan Designation	9	14	64.29%	557
PITIA Reserves Months	1	6	16.67%	557
PMI Company	0	2	0.00%	557
Prepayment Penalty Period (months)	5	282	1.77%	557
Product Description	268	544	49.26%	557
Property Type	149	535	27.85%	557
Purpose	5	555	0.90%	557
Refi Purpose	19	281	6.76%	557
Representative FICO	57	539	10.58%	557
State	2	553	0.36%	557
Street	20	553	3.62%	557
Total Cash-out	0	3	0.00%	557
Zip	49	552	8.88%	557
Total	1,554	16,879	9.21%	557

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ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	480	86.18%	$253,187,566.00	83.07%
Adjustable	77	13.82%	$51,591,299.00	16.93%
Total	557	100.00%	$304,778,865.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	557	100.00%	$304,778,865.00	100.00%
Total	557	100.00%	$304,778,865.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	3	0.54%	$1,593,683.00	0.52%
Cash Out: Home Improvement/Renovation	1	0.18%	$764,000.00	0.25%
Cash Out: Other/Multi-purpose/Unknown Purpose	192	34.47%	$91,630,123.00	30.06%
Limited Cash-Out	2	0.36%	$723,500.00	0.24%
First Time Home Purchase	86	15.44%	$44,965,185.00	14.75%
Other-than-first-time Home Purchase	186	33.39%	$114,873,413.00	37.69%
Rate/Term Refinance - Borrower Initiated	87	15.62%	$50,228,961.00	16.48%
Total	557	100.00%	$304,778,865.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	9	1.62%	$1,897,200.00	0.62%
121-180 Months	2	0.36%	$193,683.00	0.06%
241-360 Months	527	94.61%	$282,395,165.00	92.66%
361+ Months	19	3.41%	$20,292,817.00	6.66%
Total	557	100.00%	$304,778,865.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	268	48.11%	$167,828,554.00	55.07%
Condo, Low Rise	41	7.36%	$15,817,442.00	5.19%
Condo, High Rise	20	3.59%	$6,919,375.00	2.27%
PUD	107	19.21%	$58,236,779.00	19.11%
Townhouse	1	0.18%	$210,530.00	0.07%
Single-wide Manufactured Housing	1	0.18%	$81,250.00	0.03%
1 Family Attached	14	2.51%	$4,491,700.00	1.47%
2 Family	51	9.16%	$23,679,175.00	7.77%
3 Family	24	4.31%	$13,131,170.00	4.31%
4 Family	13	2.33%	$7,720,640.00	2.53%
5-10 Unit Multi-Family	5	0.90%	$1,581,250.00	0.52%
Other	12	2.16%	$508,100.00	2.66%
Total	557	100.00%	$304,778,865.00	100.00%

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Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	213	38.24%	$145,518,967.00	47.75%
Investment	330	59.25%	$149,188,298.00	48.95%
Second Home	14	2.51%	$10,071,600.00	3.30%
Total	557	100.00%	$304,778,865.00	100.00%

Originator Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Non QM	213	38.24%	$141,798,321.00	46.52%
Safe Harbor QM (Q-43)	7	1.26%	$6,875,000.00	2.26%
Safe Harbor QM (APOR)	9	1.62%	$7,378,846.00	2.42%
N/A	328	58.88%	$148,726,698.00	48.80%
Total	557	100.00%	$304,778,865.00	100.00%

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Non QM	216	38.78%	$144,599,221.00	47.44%
Safe Harbor QM (Q-43)	3	0.54%	$3,800,000.00	1.25%
Safe Harbor QM (APOR)	9	1.62%	$7,378,846.00	2.42%
N/A	329	59.06%	$149,000,798.00	48.89%
Total	557	100.00%	$304,778,865.00	100.00%

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